Exhibit 10.14

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of November 23, 2018 (this “Amendment”), among LEGALZOOM, INC., a Delaware corporation (the “Borrower”), the other LOAN PARTIES party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) under the Credit Agreement dated as of November 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment No. 1 Effective Date (as defined below), the “Existing Credit Agreement”), among the Borrower, the other loan parties party thereto, the lenders party thereto and the Administrative Agent. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Restated Credit Agreement (as defined below), except as otherwise expressly set forth herein.

WHEREAS pursuant to the Existing Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS the Borrower intends to incur a new Class of Term Loans, denominated in Dollars, in an aggregate principal amount equal to $535,000,000 (the “2018 Term Loans”) and obtain a new revolving credit facility (the “2018 Revolving Facility”) with respect to a new Class of Revolving Loans, denominated in Dollars or an Alternate Currency, in an aggregate principal amount equal to $40,000,000 (the “2018 Revolving Loans”), the proceeds of which, together with cash available on the balance sheet of the Borrower, will be used (w) to prepay in full the Initial Term Loans and the Initial Revolving Loans under the Existing Credit Agreement and the Indebtedness incurred under the Second Lien Credit Agreement, in each case outstanding on the date hereof (the “2018 Refinancing”), (x) to issue a cash dividend to the direct or indirect holders of capital stock of the Borrower in an aggregate amount of up to $112 million (the “Amendment No. 1 Restricted Payment”), (y) to pay fees and expenses related to the foregoing and (z) for working capital, capital expenditure and other general corporate purposes;

WHEREAS the Borrower has requested that the Existing Credit Agreement be amended and restated as set forth in Annex A hereto (the “Restated Credit Agreement”) to permit the incurrence of the 2018 Term Loans, to establish the 2018 Revolving Facility and to make additional revisions to the Credit Agreement as set forth therein;

WHEREAS the Borrower has requested that (a) the financial institutions set forth on Schedule I hereto (the “2018 Term Lenders”) commit to make the 2018 Term Loans on the Amendment No. 1 Effective Date (the commitment of each 2018 Term Lender to provide its applicable portion of the 2018 Term Loans, as set forth opposite such 2018 Term Lender’s name on Schedule I hereto, is such 2018 Term Lender’s “2018 Term Commitment”) and (b) the financial institutions set forth on Schedule II hereto (the

“2018 Revolving Lenders”) commit to make available the 2018 Revolving Facility on the Amendment No. 1 Effective Date until the 2018 Revolving Loan Maturity Date (the commitment of each 2018 Revolving Lender to make available its applicable portion of the 2018 Revolving Facility, as set forth opposite such 2018 Revolving Lender’s name on Schedule II hereto, is such 2018 Revolving Lender’s “2018 Revolving Commitment”);

WHEREAS the 2018 Term Lenders are willing to make the 2018 Term Loans, and the 2018 Revolving Lenders are willing to make available the 2018 Revolving Facility, in each case to the Borrower on the Amendment No. 1 Effective Date on the terms and subject to the conditions set forth herein;

WHEREAS the undersigned Lenders are willing to amend and restate the Existing Credit Agreement, in each case on the terms and subject to the conditions set forth herein; and

WHEREAS JPMorgan Chase Bank, N.A., Credit Suisse Loan Funding LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets and SunTrust Robinson Humphrey, Inc. will be joint lead arrangers and joint bookrunners with respect to this Amendment and the new facilities described herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. 2018 Term Loans; 2018 Revolving Facility.

(a) Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof and to the provisions of paragraph (e) of this Section 1, each 2018 Term Lender agrees, severally and not jointly, to make, on the Amendment No. 1 Effective Date, a 2018 Term Loan to the Borrower in an aggregate principal amount equal to its 2018 Term Commitment. The 2018 Term Commitment of each 2018 Term Lender shall automatically terminate upon the making of the 2018 Term Loans on the Amendment No. 1 Effective Date. Amounts repaid or prepaid in respect of the 2018 Term Loans may not be reborrowed.

(b) Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof , each 2018 Revolving Lender agrees, severally and not jointly, to make available to the Borrower, on the Amendment No. 1 Effective Date and until the 2018 Revolving Loan Maturity Date, the portion of the 2018 Revolving Facility equal to its 2018 Revolving Commitment.

(c) The proceeds of the 2018 Term Loans and the 2018 Revolving Loans shall be used by the Borrower solely (i) to consummate the 2018 Refinancing, (ii) to make the Amendment No. 1 Restricted Payment, (iii) to pay fees and expenses related to the foregoing and (iv) for working capital, capital expenditure and other general corporate purposes.

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(d) [Reserved].

(e) Notwithstanding anything herein to the contrary, (i) each lender (an “Initial Term Lender”) of Initial Term Loans (as defined in the Existing Credit Agreement) holding Initial Term Loans immediately prior to the Amendment No. 1 Effective Date that checks the “Cashless Roll Option” box on its signature page hereto (each such Initial Term Lender, an “Existing Term Lender”) shall, in lieu of its requirement to make a 2018 Term Loan in accordance with paragraph (a) of this Section 1, be deemed to have made to the Borrower a 2018 Term Loan on the Amendment No. 1 Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Initial Term Loans held by such Existing Term Lender immediately prior to the Amendment No. 1 Effective Date (such Existing Term Lender’s “Existing Term Loan Amount”) and (B) such Existing Term Lender’s 2018 Term Commitment; provided that if such Existing Term Lender’s 2018 Term Commitment exceeds such Existing Term Lender’s Existing Term Loan Amount, then such Existing Term Lender shall be required to make a 2018 Term Loan to the Borrower on the Amendment No. 1 Effective Date in accordance with paragraph (a) of this Section 1 in an aggregate principal amount equal to such excess, and (ii) the Borrower shall, in lieu of its obligation to prepay the Initial Term Loans of any Existing Term Lender in accordance with paragraph (c) of this Section 1, be deemed to have prepaid, on the Amendment No. 1 Effective Date, an amount of the Initial Term Loans of each Existing Term Lender in an aggregate principal amount equal to the lesser of (A) such Existing Term Lender’s Existing Term Loan Amount and (B) such Existing Term Lender’s 2018 Term Commitment; provided that (1) if such Existing Term Lender’s Existing Term Loan Amount exceeds such Existing Lender’s 2018 Term Commitment, then the Borrower shall be required to prepay in full, on the Amendment No. 1 Effective Date in accordance with paragraph (c) of this Section 1, the outstanding principal amount of the Initial Term Loans of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Term Lender, on the Amendment No. 1 Effective Date, all accrued but unpaid interest and fees on the outstanding principal amount of the Initial Term Loans of such Existing Term Lender immediately prior to the Amendment No. 1 Effective Date.

(f) Each lender under the Existing Credit Agreement party hereto hereby waives any requirement to pay any amounts due and owing to it pursuant to Section 2.12 of the Existing Credit Agreement as a result of the transactions described in paragraphs (c) and (e) of this Section 1.

SECTION 2. Amendment and Restatement of the Credit Agreement. The Credit Agreement is hereby amended and restated to read in its entirety as set forth in Annex A hereto.

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SECTION 3. Amendment and Restatement of the Schedules and Exhibits to the Credit Agreement.

(a) Each Schedule to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of the Schedule of the corresponding number (and letter, if applicable) hereto.

(b) Each Exhibit to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of the Exhibit of the corresponding letter (and number, if applicable) hereto.

SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and to each of the Lenders (including, without limitation, the 2018 Term Lenders and the 2018 Revolving Lenders) that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date).

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Effectiveness. Except as expressly provided in the next succeeding paragraph of this Section 5, this Amendment shall become effective as of the date first above written (the “Amendment No. 1 Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Loan Party, (ii) each 2018 Term Lender, (iii) each 2018 Revolving Lender and (iv) lenders under the Existing Credit Agreement that, immediately prior to the effectiveness of this Amendment, constitute the Required Lenders (as defined therein);

(b) the Administrative Agent and the Lenders (including, without limitation, the 2018 Term Lenders and the 2018 Revolving Lenders) shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Amendment and any other Loan Document, including those expenses set forth in Section 10 hereof;

(c) the representations and warranties set forth in Section 4 hereof shall be true and correct as of the Amendment No. 1 Effective Date;

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(d) the Administrative Agent shall have received from the Borrower, in accordance with Section 2.3 of the Restated Credit Agreement, a Notice of Borrowing with respect to the funding of the 2018 Term Loans and the 2018 Revolving Loans, if applicable, on the Amendment No. 1 Effective Date;

(e) the Administrative Agent shall have received from the Borrower, in accordance with Section 5.1 of the Existing Credit Agreement, a notice of prepayment with respect to the prepayment of all the outstanding principal amount of the Initial Term Loans on the Amendment No. 1 Effective Date; and

(f) the conditions set forth in Section 7.1 of the Restated Credit Agreement shall have been satisfied (or waived in accordance with Section 13.12 of the Restated Credit Agreement).

Notwithstanding the foregoing, Section 5.1(b) of the Existing Credit Agreement shall be amended and restated as set forth in Section 5.1(b) of Annex A hereto effective immediately upon the Administrative Agent having received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Loan Party and (ii) lenders under the Existing Credit Agreement that, immediately prior to the effectiveness of such amendment of Section 5.1(b) of the Existing Credit Agreement, constitute the Required Lenders.

SECTION 6. Reaffirmation. Each of the Loan Parties party hereto hereby consents to this Amendment and the transactions contemplated hereby and hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Loan Documents to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby (including, without limitation, the amendment and restatement of the Existing Credit Agreement), such guarantees, pledges, grants of security interests and other agreements of such Loan Parties shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Restated Credit Agreement. Each of the Loan Parties party hereto further agrees to take any action that may be required under any applicable law or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 8.10 of the Restated Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is a party.

SECTION 7. No Novation.

(a) Until this Amendment becomes effective in accordance with its terms and the Amendment No. 1 Effective Date shall have occurred (except to the extent otherwise set forth in the final paragraph of Section 5 hereof), the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. On and after the Amendment No. 1 Effective Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of the Borrower under the Restated Credit Agreement and the provisions of the Existing Credit Agreement shall be superseded by the provisions of the Restated Credit Agreement.

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(b) Without limiting the generality of the foregoing, this Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement or release the Liens granted under or the priority of any Security Document or any security therefor. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement or any other obligations for the payment of money outstanding under the Existing Credit Agreement, in each case which shall remain outstanding on and after the Amendment No. 1 Effective Date as modified hereby. Nothing implied herein shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities as a “Borrower” or a “Guarantor” under the Existing Credit Agreement or the Loan Documents. Notwithstanding any provision of this Agreement, the provisions of Sections 2.11, 5.1, 5.5, 12.6 and 13.1 of the Existing Credit Agreement as in effect immediately prior to the Amendment No. 1 Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Amendment No. 1 Effective Date.

(c) Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the “Credit Agreement” shall mean the Restated Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

SECTION 8. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 13.8(c) OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Loan Party, each 2018 Term Lender, each 2018 Revolving Lender, the Administrative Agent and the Required Lenders.

SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 13.1 of the Existing Credit Agreement.

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SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

LEGALZOOM.COM, INC.

By

Name:
Title:

LEGALZOOM ENTERPRISES, LLC

By

Name:
Title:

LEGALINC CORPORATE SERVICES INC.

By

Name:
Title:

CREATINGWILL.COM, LLC

By

Name:
Title:

LEGALZOOM.COM TEXAS, LLC

By

Name:
Title:

[Amendment No. 1 Signature Page]

UNITED STATES CORPORATION AGENTS, INC. (CA)

By

Name:
Title:

UNITED STATES CORPORATION AGENTS, INC. (MD)

By

Name:
Title:

UNITED STATES CORPORATION AGENTS, INC. (NV)

By

Name:
Title:

LZ FINANCIAL SERVICES LLC

By

Name:
Title:

9900 SPECTRUM LLC

By

Name:
Title:

[Amendment No. 1 Signature Page]

LEGALZOOM ENTERPRISE INITIATIVES, INC.

By

Name:
Title:

LEGALZOOM SMB INITIATIVES, INC.

By

Name:
Title:

[Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By

Name:
Title:

[Amendment No. 1 Signature Page]

LENDERS:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT AMONG LEGALZOOM.COM, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

By

Name:
Title:

By

Name:
Title:

For Lenders of 2018 Term Loans Only:

Check the following box to elect

“Cashless Roll” treatment of the signing

institution’s existing Initial Term Loans (if any)

under Section 1(e) of the Amendment and

Restatement Agreement:

☐ Cashless Roll Option

SCHEDULE I

2018 Term Lender	2018 Term Commitment
JPMorgan Chase Bank, N.A.	$535,000,000.00

TOTAL	$535,000,000.00

SCHEDULE II

2018 Revolving Lender	2018 Revolving Commitment
JPMorgan Chase Bank, N.A.	$16,000,000.00
Bank of America, N.A.	$4,800,000.00
Credit Suisse AG., Cayman Islands Branch	$4,800,000.00
Deutsche Bank AG New York Branch	$4,800,000.00
Royal Bank of Canada	$4,800,000.00
SunTrust Bank	$4,800,000.00

TOTAL	$40,000,000.00